UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Edwards Lifesciences Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2019.
EDWARDS LIFESCIENCES CORPORATION
EDWARDS LIFESCIENCES CORPORATION ONE EDWARDS WAY
IRVINE, CA 92614 ATTN: LINDA J. PARK
E63506-P21514-Z74612
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 13, 2019
Date:    May 8, 2019                Time:    10:00 a.m., PT
Location: Edwards Lifesciences Corporation One Edwards Way Irvine, CA 92614
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials and vote online at www.proxyvote.com or request a paper copy (see reverse side).
We encourage you to access and review all of the important information in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT                2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Please make the request as instructed above on or before April 24, 2019 to facilitate timely delivery. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
- Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
E63507-P21514-Z74612
- Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
You may hold Edwards shares in multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote EACH proxy card and voting instruction form that you receive.

Voting Items
The Board of Directors recommends you vote FOR the following nominees:
1. ELECTION OF DIRECTORS 1a. Michael A. Mussallem 1b. Kieran T. Gallahue 1c. Leslie S. Heisz 1d. William J. Link, Ph.D.
1e. Steven R. Loranger 1f. Martha H. Marsh 1g. Wesley W. von Schack 1h. Nicholas J. Valeriani
This is not a ballot. You cannot use this notice to vote these shares. You may view the proxy materials and vote online at www.proxyvote.com or request a paper copy.
We encourage you to access and review all of the important information in the proxy materials before voting.
E63508 P21514-Z74612
The Board of Directors recommends you vote FOR Proposals 2 and 3.
2. ADVISORY VOTE TO APPROVE COMPENSATION
OF NAMED EXECUTIVE OFFICERS
3. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors recommends you vote AGAINST Proposal 4.
4. ADVISORY VOTE ON A STOCKHOLDER PROPOSAL REGARDING AN INDEPENDENT CHAIR POLICY

E63509-P21514-Z74612